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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15 (d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   JUNE 7, 1996




                     TRAVELERS/AETNA PROPERTY CASUALTY CORP.
             (Exact name of registrant as specified in its charter)


       DELAWARE                     1-14328                      06-1445591
    (State or other          (Commission File Number)          (IRS Employer
    jurisdiction of                                          Identification No.)
    incorporation)


ONE TOWER SQUARE, HARTFORD, CONNECTICUT                             06183
(Address of principal executive offices)                          (Zip Code)


Registrant's telephone number, including area code:   (860) 277-0111


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                     TRAVELERS/AETNA PROPERTY CASUALTY CORP.
                           CURRENT REPORT ON FORM 8-K


ITEM 5.  OTHER EVENTS

Travelers/Aetna Property Casualty Corp. (the "Registrant") is filing this Current Report on Form 8-K to provide certain additional financial information related to the businesses of The Aetna Casualty and Surety Company ("ACSC") and The Standard Fire Insurance Company ("SFIC") and their subsidiaries, which businesses were acquired by the Registrant on April 2, 1996.

Annexed hereto as Exhibit 99.01 and incorporated by reference herein are the historical combined financial statements of ACSC and SFIC and their subsidiaries as of and for the three months ended March 31, 1996. Annexed hereto as Exhibit
99.02 and incorporated by reference herein are the unaudited pro forma condensed combined statement of income for the three months ended March 31, 1996 and the unaudited pro forma condensed combined balance sheet as of March 31, 1996 of the Registrant.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

        (c)      Exhibits

                 Exhibit No.      Description
                 -----------      -----------

                 99.01 Historical combined financial statements of The Aetna Casualty and Surety Company and The Standard Fire Insurance Company and their subsidiaries as of and for the three months ended March 31, 1996.

                 99.02 Unaudited pro forma condensed combined statement of income for the three months ended March 31, 1996 and the unaudited pro forma condensed combined balance sheet as of March 31, 1996 of the Registrant, together with the notes thereto.



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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




Dated:   June 7, 1996

                                         Travelers/Aetna Property Casualty Corp.




                                         By:  /s/ William P. Hannon
                                              ----------------------------------
                                              William P. Hannon
                                              Chief Financial Officer



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